UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2012

PANA-MINERALES S.A.
Exact name of registrant as specified in its charter

Nevada	000-53700	98-0515701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 N.W. 41st Street, Suite 145B, Doral, FL	33166
(Address of principal executive offices)	(Zip Code)

(786) 859-3585
Registrant’s telephone number, including area code

4591 West 8 Pl., Hialeah, FL 33012
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

On January 15, 2008, Pana-Minerales S.A. (the “Company”, “we” “our” and “us”) purchased the Marawi Gold Claims located in the Philippines for $5,000 and obtained a mining license for an additional payment of $1,843.   On September 10, 2012, the Board of Directors determined to abandon the claims as they had determined not to pursue the mining and exploration business.

On April 30, 2011, we entered into a mining option agreement with Brookmount Explorations Inc. (the “Option”) for the Mercedes mining concessions located in the District of Comas, Province of Concepcion, Department of Junin in the Republic of Peru. Unlike the Marawi Gold Claims, the Mercedes concessions will focus mainly on silver exploration. Under the terms of the mining option agreement, Brookmount Explorations Inc. granted us an exclusive option to acquire a 50% interest in the property subject to us undertaking expenditures in the amount of $3,100,000 before April 30, 2013.    The Company had been unable to meet the funding requirements under the option agreement and on September 4, 2012, the Company provided Brookmount Explorations Inc. with a notice of termination as required under the option agreement, whereby the Company advised Brookmount Explorations Ltd. that pursuant to Item 5.3 of the mining option agreement dated April 30, 2011, the Company was  providing Brookmount Explorations Ltd.  with notice of the Company’s  intention to immediately surrender all of the Company’s rights thereunder and the termination of  the Option and the Agreement are hereby terminated including the working rights under the agreement had lapsed the Company had no further rights to the Mercedes concessions.

On February 1, 2012, the Company entered into a Mining Option Agreement with Minerales Holdings Can Corp. (“Minerales”) Under the terms of the Option Agreement, Minerales granted the Company for the period commencing on the effective date of the Option Agreement and expiring on January 31, 2015 (the “Option Term”), an exclusive option to acquire an undivided one hundred percent (100%) interest in certain mineral claims located in Quebec, Canada (the “Property”), subject to certain conditions. On September 10, 2012, the Company and Minerales  entered into a Termination Agreement whereby Minerales returned for cancellation a total of 22,500,000 shares of common stock of the Company which were returned in exchange for cancellation of an the Option Agreement on the Property.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion Of Acquisition

On August 15, 2012, Pana-Minerales S.A. (the “Company”) entered into an acquisition agreement (the “Acquisition Agreement”) with CorTronix Technologies Inc. (“CorTronix”), a private Nevada corporation and Yoel Palomino (the “Shareholder”).  The sole officer and director of CorTronix, Yoel Palomino is also the sole officer and director of Pana-Minerales S.A. and is the developer of the technology held by CorTronix and is the President, Secretary and Treasurer and sole director of CorTronix.    CorTronix was incorporated solely for the purpose of this acquisition and does not currently have any operations.  The  assets of CorTronix is CorlinkTM  an advanced telemetric system used to transmit, analyze, report and store all types and variations of physiological studies.

Under the terms of the agreement, the Company acquired all of the issued and outstanding shares of CorTronix in exchange for the issuance of 175,000,000 restricted shares of the common stock of the Company in exchange for all of the issued and outstanding shares of CorTronix.

On September 11, 2012, the Company completed this transaction and CorTronix became a wholly-owned subsidiary of the Company.

The person from whom the common shares of CorTronix were acquired was Yoel Palomino who requested that the shares be issued as follows:

Yoel Palomino	122,500,000
Jorge Saer	52,500,000

The formula used to determine the amount of consideration given to the shareholders of CorTronix was an exchange of shares based on the principals of CorTronix wanting to ensure that they had majority control of the Company based on their determined value for the technology once developed.

Immediately prior to the closing of the transactions pursuant to the Acquisition Agreement, the Company had 800,000,000  authorized shares of common stock, $0.001 par value, of which 161,500,000 were issued and outstanding, In connection with the Acquisition Agreement, the Company issued 175,000,000 shares of common stock to Yoel Palomino and Jorge Saer. On that date, the Company returned for cancellation a total of 22,500,000 shares of common stock of the Company which were returned in exchange for cancellation of an option on certain mineral claims held by the Company. The cancellation of such shares reduced the Company's total issued and outstanding shares, after giving effect to the issuance of shares in connection with the acquisition of CorTronix described above to 314,000,000 shares.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item  3.02        Unregistered Sales of Equity Securities

On September 11, 2012, pursuant to the Acquisition Agreement, we issued 175,000,000 shares of common stock to the shareholder of CorTronix and his assign in exchange for 750,000 shares of CorTronix’s common stock, which represented all of the issued and outstanding shares of CorTronix. The shares that we issued to the shareholder of CorTronix and his assign were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving a public offering.

Information set forth in Item 2.01 of this Current Report on Form 8-K with respect to the issuance of unregistered equity securities in connection with the Acquisition Agreement is incorporated by reference into this Item 3.02.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm

On or about October 9, 2012, Pana-Minerales S.A. (the "Company") formally informed Madsen & Associates CPAs, Inc.  (“Madsen”)  of their dismissal as the Company’s independent registered public accounting firm.

As the Company does not have an audit committee, the decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of Madsen, on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about our Company’s ability to continue as a going concern.

There were no disagreements between the Company and Madsen, for the two most recent fiscal years and any subsequent interim period through October 9, 2012 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Madsen, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

The Company has requested that Madsen furnish it with a letter address to the SEC stating whether or not it agrees with the above statements.

(b) New independent registered public accounting firm

On, or about October 9, 2012 the Company engaged Sadler, Gibb & Associates, L.L.C.  (“Sadler”)  as its principal accountant to audit the Company's financial statements as successor to Madsen. During the Company's two most recent fiscal years and through October 9, 2012, the Company has not consulted with Sadler regarding the application of accounting principles to a specific transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Sadler  provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or through October 9, 2012, the Company has not consulted the entity of Sadler on any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1) (iv) of Regulation S-K., or a reportable event.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from Madsen & Associates CPA’s, Inc. dated October 12, 2012 regarding change in certified accountant.	Filed herewith

The Company will file audited financial statements of the business acquired,  pro-forma financial information and consolidated financial statements within 72 days of the date of Closing of the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PANA-MINERALES S.A.

Date:	October 12 , 2012	By:	/s/ Yoel Palomino
		Name:	Yoel Palomino
		Title:	President, Chief Executive Officer (Principal Executive Officer), Secretary, and Chief Financial Officer (Principal Financial Officer)